Filed Pursuant to Rule 497(e)
1933 Act File No. 333-108394
1940 Act File No. 811-21422

Lotsoff Capital Management Investment Trust

Supplement dated November 7, 2005 to
Prospectus dated October 1, 2005

        This Supplement updates certain information contained in the Lotsoff Capital Management Investment Trust Prospectus dated October 1, 2005. You should keep this Supplement with your Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1-877-568-7633.

        The table on page 5 titled “Average Annual Total Returns” is hereby deleted and replaced in its entirety with the following table:

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending December 31, 2004)

	1 Year	Since Inception (1)
Return Before Taxes	14.46%	16.98%
Return After Taxes on Distribution (2)	13.55%	16.17%
Return After Taxes on Distributions and Sale	9.40%	13.99%
of Shares (2)
Russell 2000 Index (3)	18.33%	18.57%
Richards & Tierney Micro Cap Index (4)	15.67%	17.60%

(1)     The Micro Cap Fund commenced operations on November 7, 2003.

(2)     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Micro Cap Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)     The Russell 2000 Index is a popular measure of the stock performance of small companies. It is comprised of the stocks of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on market capitalization.

(4)     The Richards & Tierney Micro Cap Index is a custom benchmark that includes securities that meet the following criteria: (1) traded on a national securities exchange; (2) no ADRs or MLPs, preferred stocks or investment funds, (3) not on the standard Richards & Tierney elimination list, which includes announced takeovers in final stages; (4) market price greater than $1.50 per share; (5) minimum market capitalization greater than $50 million but less than $250 million; (6) minimum daily volume of at least $25,000; (7) minimum of 85% of days traded over the relevant performance period; and (8) maximum of 10% in any one stock. Securities are weighted using a basic capitalization-weighted scheme linked to the deciles of the New York Stock Exchange. This process allows the benchmark’s weighting parameters to float with market movements through time rather than stand rigidly.

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